Exhibit 10.16
SECOND CONSENT, WAIVER AND MODIFICATION AGREEMENT

This Second Consent, Waiver and Modification Agreement (“Agreement”) is made and entered into as of December 31, 2015, by and among Be Active Holdings Inc., a Delaware corporation (the “Company”), and the parties identified on the signature page hereto (each a “Purchaser” and collectively, “Purchasers”).  Capitalized terms used but not defined herein will have the meanings assigned to them in each of the February 2014 Securities Purchase Agreements, December 2014 Securities Purchase Agreements, February 2014 Transaction Documents and December 2014 Transaction Documents (all as defined below), all of the foregoing as amended pursuant to a Consent, Waiver and Modification Agreement dated as of September 21, 2015 (“Consent Agreement”) and the December 2015 Securities Purchase Agreement and December 2015 Transaction Documents (as defined below).

WHEREAS, the Company and Purchasers identified on Schedule A entered into Securities Purchase Agreements (the “February 2014 Securities Purchase Agreements”) and related Transaction Documents with respect to the Securities identified on Schedule A (“February 2014 Transaction Documents”) as of February 18, 2014; and

WHEREAS, pursuant to the terms of the February 2014 Securities Purchase Agreements, the Company issued to the Purchasers Shares (“Shares”), Series C Preferred Stock (“Preferred Stock”) and Warrants (the “Warrants”); and

WHEREAS, the Company and Purchasers identified on Schedule B entered into Securities Purchase Agreements (the “December 2014 Securities Purchase Agreements”) and related Transaction Documents with respect to the Securities identified on Schedule B (“December 2014 Transaction Documents”) as of December 31, 2014; and

WHEREAS, on September 21, 2015, the Company and Purchasers entered into the Consent Agreement amending the terms of the February 2014 and December 2014 transactions; and

WHEREAS, pursuant to the terms of the December 2014 Securities Purchase Agreements, the Company issued to the Purchasers Secured Convertible Notes (“December 2014 Notes”), which December 2014 Notes were amended pursuant to the Consent Agreement; and

WHEREAS, the Company is contemplating an additional offering of an aggregate of up to $500,000 Purchase Price (“December 2015 Offering”) pursuant to the terms of the December 2015 Securities Purchase Agreement and related December 2015 Transaction Documents (collectively, the “December 2015 Transaction Documents”) on substantially the same terms and conditions as the December 2014 Notes, except as modified therein; and

WHEREAS, in connection with the December 2015 Offering, the Company intends to issue Secured Convertible Notes (“December 2015 Secured Notes”) pursuant to the terms of the December 2015 Offering with such December 2015 Secured Notes having a Maturity Date of December 31, 2016 and a Conversion Price equal to $0.0003 per Share (pre-reverse split and subject to further reduction); and

WHEREAS, in connection with the December 2015 Offering, each Purchaser possesses a right of participation (“Right of Participation”) and certain rights (“MFN Rights”) pursuant to Sections 4.12 and 4.15 respectively of each of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements; and

WHEREAS, pursuant to Section 4.14 of each of the February 2014 Securities Purchase Agreements and the December 2014 Securities Purchase Agreements, and Section 3(b) of the Warrants, upon a Share Dilutive Issuance or Dilutive Issuance (as described in the Warrants), the Purchasers are entitled to a Share Dilution Adjustment in connection with the Shares and converted Preferred Stock still held by Purchaser on such date of Share Dilutive Issuance, a reduction of the Conversion Price of the Preferred Stock and December 2014 Notes, and to the extent still applicable, a reduction of the Exercise Price of the Warrants together with an increase in the number of Warrant share issuable; and

WHEREAS, pursuant to Section 4.20 of each of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements, the Company is prohibited, without the prior approval of Purchasers, from entering into any Variable Rate Transactions nor issuing any Variable Price Linked Equity Securities and certain other restrictions described in the last sentence of Section 4.20; and

WHEREAS, solely in connection with the December 2015 Offering, Purchasers will (i) waive the Right of Participation, (ii) waive their MFN Rights, (iii) release the Company from the restrictions described in the ninth recital above, and (iv) consent to the issuance of the December 2015 Secured Notes by the Company in connection with the December 2015 Offering; and

WHEREAS, pursuant to Section 5.5 of each of the February 2014 Securities Purchase Agreement and December 2014 Securities Purchase Agreement, a Majority in Interest may consent to a modification of any provision of the respective Securities Purchase Agreements on behalf of the Purchasers.

NOW THEREFORE, in consideration of promises and mutual covenants contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1.           Upon the execution of this Agreement by a Majority in Interest, the Purchasers waive (i) the Right of Participation and their MFN Rights; and (ii) release the Company from the restrictions described in the ninth recital above.

2.           The Company hereby agrees and acknowledges that, effective prior to the effectuation of the reverse split described in Paragraph 4 below, the per Share Purchase Price of the Shares, the exercise price of the Warrants, to the extent applicable, and the Conversion Price of the December 2014 Notes is $0.0003 (pre-split), subject to further reduction as described in the February 2014 Transaction Documents and the December 2014 Transaction Documents.

3.           The Company acknowledges that on or before January 8, 2016, the Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock will have been amended so that upon conversion of one (1) share of Series C Preferred Share, ten (10) shares of Common Stock will be issued.  A copy of the filed amendment will be delivered to all holders of Series C Preferred Shares on or before January 8, 2016.  Failure to timely effectuate the foregoing will be an Event of Default under the February 2014 Transaction Documents, December 2014 Transaction Documents and the December 2015 Transaction Documents.

4.           In connection with a reverse split in the ratio of one new Share of Common Stock for each outstanding one thousand Shares of Common Stock which reverse split was effective as of December 24, 2015, the Company undertakes to reserve on behalf of the Purchasers within one business day after the effectuation of the reverse split the amount of Common Stock necessary for the Company to comply with all reservation obligations owed to Purchasers.  Failure to timely reserve such shares is an Event of Default under the February 2014 Transaction Documents and the December 2014 Transaction Documents.  The Company will not increase the par value of the Common Stock in connection with the reverse split.  The Company acknowledges that the reduction to $0.0003 of the Per Share Purchase Price, the Conversion Price and the exercise prices of the Warrants is effective prior to the consummation of the reverse split.

5.           The Company undertakes to deliver to the Purchasers on or before January 29, 2016, all of the additional Shares necessary to effectuate the adjustments of all securities held by Purchasers as of September 21, 2015 (pre-split) as a result of the Share Dilutive Issuances in connection with the Shares, converted but still held Preferred Stock and December 2014 Notes, if any, as well as the Warrant Dilutive Issuances all of the foregoing in the amounts as further described on Schedule C (reflecting the reset to $0.0003) (“Reset Shares”).  Anything to the contrary herein notwithstanding, or in the Schedules attached hereto, the Company agrees to deliver an accurate calculation and accounting of the amount of Shares representing the Reset Shares.  In the event the delivery of such Reset Shares would exceed the Beneficial Ownership Limitation applicable to any Purchaser, then the delivery of the Reset Shares which could cause any Purchaser to exceed the Beneficial Ownership Limitation will be deferred until such time as such Purchaser provides notice to the Company that such Purchaser may receive or beneficially own such Shares which exceeds the Beneficial Ownership Limitation without exceeding the then applicable Beneficial Ownership Limitation.  Anything to the contrary herein notwithstanding, the Company will reserve not fewer than 50,000,000 Shares for issuance as Reset Shares until such time as all such Reset Shares are actually issued.  The number of Shares to be delivered is currently being recalculated by both the Purchasers and the Company in order to prevent the Purchasers from receiving any Reset Shares in excess of the Beneficial Ownership Limitation.  Additionally, the number of Reset Shares to be delivered is subject to adjustment in the event records of the Transfer Agent provide information inconsistent with assumptions relied upon herein.

6.           Each of the Purchasers hereby represents the truth and accuracy of each Purchaser’s representations and warranties contained in each of the February 2014 and December 2014 Transaction Documents when made and also as if such representations and warranties were made as of the date hereof, except with respect to Section 3.2(j) of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements in connection with which trading might have been done in reliance on Section 4.2(i) of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements. The Company hereby represents the truth and accuracy of all of the Company’s representations and warranties contained in each of the February 2014 and December 2014 Transaction Documents when made and also as if such representations and warranties were made as of the date hereof, except as same have been modified or updated in Schedule C of the Consent Agreement or in the SEC Reports.

7.           The Purchasers’ right to participate in a Subsequent Financing as set forth in Section 4.12 of the December 2014 Securities Purchase Agreements is hereby extended until December 31, 2017.

8.           The Protection Period as employed in each of the February 2014 Securities Purchase Agreement and the December 2014 Securities Purchase Agreements is hereby extended until December 31, 2017.

9.           The restriction described in the last sentence of Section 4.20 in each of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements is extended until December 31, 2016.

10.           The Company acknowledges that this Agreement does not affect the holding period of any of the securities underlying the February 2014 Preferred Stock, the February 2014 Warrants, or the December 2014 Notes.

11.           The undersigned consent to the Company completing the December 2015 Offering and to the amendment of the Security Agreement and Guaranty to include the December 2015 Offering as a component of the Obligations and pari passu with the December 2014 Purchasers’ security interest to be secured by the Collateral and delivered in connection with the Security Agreement entered into in connection with the December 2014 Transaction Documents.  In connection therewith, the Company and Purchasers authorize the Collateral Agent to make such additional filings at the discretion of the Collateral Agent to memorialize such agreement.

12.           Annexed hereto is Amended Schedule A to the Security Agreement and the Guaranty.

13.           If the closing of the December 2015 Offering has not occurred by January 7, 2016, this Agreement will be null and void.

14.           Each of the Purchasers executing this Agreement represents to the Company that it has the authority to enter into and deliver this Agreement.

15.           The Company represents to the Purchasers that the books and records of the Company accurately reflect the information described on Schedules A and B.

16.           Except as specifically described herein, there is no other waiver expressed or implied.

17.           In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neutral genders. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association executor, administrator or legal representative.

18.           This Agreement will be subject to amendment and/or waiver in the same manner and subject to the same requirements as described in the February 2014 Transaction Documents and December 2014 Transaction Documents.

19.           The undersigned acknowledges and agrees that this Agreement is deemed notice of the Company’s obligations under Section 4.14(b) of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements, Section 5(g) of the December 2014 Notes and Section 3(g) of the December 2014 Warrants.

20.           The invalidity or unenforceability of any provision hereof will in no way affect the validity or enforceability of any other provision.

21.           All notices, demands, requests, consents, approvals, and other communications required or permitted in connection with this Agreement shall be made and given in the same manner set forth in Section 5.4 of each of the February 2014 Securities Purchase Agreements and December 2014 Securities Purchase Agreements.

22.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws and principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York in the federal courts located in the state of New York. Both parties and the individuals executing this Agreement and other agreements on behalf of the parties agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party (which shall be the party which receives an award most closely resembling the remedy or action sought) shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

23.           The division of this Agreement into articles, sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement.

24.           This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same Agreement and shall become effective when the counterparts have been signed by each party and delivered to the other party, it is being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile or PDF transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were an original thereof.

(Signatures to follow)

IN WITNESS WHEREOF, the Company, Guarantor, Collateral Agent and the undersigned Purchasers have caused this Agreement to be executed as of the date first written above.

BE ACTIVE HOLDINGS INC.
the "Company"

By: ______________________________

BE ACTIVE BRANDS INC.
the "Guarantor"

By: ______________________________

COLLATERAL AGENT

____
JOHN S. LEMAK

[Purchasers' Signature Pages to Follow]

IN WITNESS WHEREOF, the Company, Guarantor, Collateral Agent and the undersigned Purchasers have caused this Agreement to be executed as of the date first written above.

BE ACTIVE HOLDINGS INC.
the "Company"

By:______________________________

BE ACTIVE BRANDS INC.
the "Guarantor"

By:______________________________

COLLATERAL AGENT

____

JOHN S. LEMAK

[Purchasers' Signature Pages to Follow]

6

PURCHASERS' SIGNATURE PAGE TO SECOND CONSENT WAIVER & MODIFICATION AGREEMENT

"PURCHASER"

HS CONTRARIAN INVESTMENTS LLC

By: ______________________
Name:
Title:

GRQ CONSULTATS INC. 401K

By: ______________________
Name: Barry Honig
Title:

MICHAEL BRAUSER

____

BIRCHTREE CAPITAL LLC

By: ______________________
Name:
Title

ALPHA CAPITAL ANSTALT

By: ______________________
Name:
Title:

MOMONA CAPITAL

By: ______________________
Name:
Title

By: ______________________
Name:
Title:

BRIO CAPITAL MASTER FUND LTD.

By: ______________________
Name: Shayeh Hirsch
Title

STRATCON PARTNERS

By: ______________________
Name:
Title:

BST COLD LLC

By: ______________________
Name:
Title

SANDOR CAPITAL MASTER FUND

By: ______________________
Name:
Title: JOHN S. LEMAK

POINT CAPITAL INC.

By: ______________________
Name:
Title

7

PURCHASERS' SIGNATURE PAGE TO SECOND CONSENT WAIVER & MODIFICATION AGREEMENT

"PURCHASER"

HS CONTRARIAN INVESTMENTS LLC

By: ______________________________
Name:
Title:

GRQ CONSULTATS INC. 401K

By: ______________________________
Name:
Title:

MICHAEL BRAUSER

____

BIRCHTREE CAPITAL LLC

By: ______________________________
Name:
Title

ALPHA CAPITAL ANSTALT

By: ______________________________
Name:
Title:

MOMONA CAPITAL

By: ______________________________
Name:
Title

By: ______________________________
Name:
Title:

BRIO CAPITAL MASTER FUND LTD.

By: ______________________________

STRATCON PARTNERS

By: ______________________________
Name:
Title:

BST COLD LLC

By: ______________________________
Name:
Title

SANDOR CAPITAL MASTER FUND

By: ______________________________

POINT CAPITAL INC.

By: ______________________________
Name:
Title

7

PURCHASERS' SIGNATURE PAGE TO SECOND CONSENT WAIVER & MODIFICATION AGREEMENT

"PURCHASER"

HS CONTRARIAN INVESTMENTS LLC

By: ______________________________
Name:
Title:

GRQ CONSULTATS INC. 401K

By: ______________________________
Name:
Title:

MICHAEL BRAUSER

____

BIRCHTREE CAPITAL LLC

By: ______________________________
Name:
Title

ALPHA CAPITAL ANSTALT

By: ______________________________
Name: Konrad Ackermann
Title: Director

MOMONA CAPITAL

By: ______________________________
Name:
Title

By: ______________________________
Name:
Title:

BRIO CAPITAL MASTER FUND LTD.

By: ______________________________

STRATCON PARTNERS

By: ______________________________
Name:
Title:

BST COLD LLC

By: ______________________________
Name:
Title

SANDOR CAPITAL MASTER FUND

By: ______________________________
Name:
Title: JOHN S. LEMAK

POINT CAPITAL INC.

By: ______________________________
Name:
Title

7

PURCHASERS' SIGNATURE PAGE TO SECOND CONSENT WAIVER & MODIFICATION AGREEMENT

"PURCHASER"

HS CONTRARIAN INVESTMENTS LLC

By: ______________________________
Name:
Title:

GRQ CONSULTATS INC. 401K

By: ______________________________
Name:
Title:

MICHAEL BRAUSER

____

BIRCHTREE CAPITAL LLC

By: ______________________________
Name:
Title

ALPHA CAPITAL ANSTALT

By: ______________________________
Name:
Title:

MOMONA CAPITAL

By: ______________________________
Name: Arie Rabinowitz
Title

By: ______________________________
Name:
Title:

BRIO CAPITAL MASTER FUND LTD.

By: ______________________________

STRATCON PARTNERS

By: ______________________________
Name:
Title:

BST COLD LLC

By: ______________________________
Name:
Title

SANDOR CAPITAL MASTER FUND

By: ______________________________

POINT CAPITAL INC.

By: ______________________________
Name:
Title

7

PURCHASERS' SIGNATURE PAGE TO SECOND CONSENT WAIVER & MODIFICATION AGREEMENT

"PURCHASER"

HS CONTRARIAN INVESTMENTS LLC

By: ______________________
Name:
Title:

GRQ CONSULTATS INC. 401K

By: ______________________
Name:
Title:

MICHAEL BRAUSER

____

BIRCHTREE CAPITAL LLC

By: ______________________
Name:
Title

ALPHA CAPITAL ANSTALT

By: ______________________
Name:
Title:

MOMONA CAPITAL

By: ______________________
Name:
Title

By: ______________________
Name:
Title:

BRIO CAPITAL MASTER FUND LTD.

By: ______________________
Name: Shayeh Hirsch
Title

STRATCON PARTNERS

By: ______________________
Name:
Title:

BST COLD LLC

By: ______________________
Name:
Title

SANDOR CAPITAL MASTER FUND

By: ______________________

POINT CAPITAL INC.

By: ______________________
Name:
Title

7

PURCHASERS' SIGNATURE PAGE TO SECOND CONSENT WAIVER & MODIFICATION AGREEMENT

"PURCHASER"

HS CONTRARIAN INVESTMENTS LLC

By: ______________________________
Name:
Title:

MICHAEL BRAUSER

____

ALPHA CAPITAL ANSTALT

By: ______________________________
Name:
Title:

By: ______________________________
Name:
Title:

STRATCON PARTNERS

By: ______________________________
Name:
Title:

SANDOR CAPITAL MASTER FUND

By: ______________________________
Name:
Title: JOHN S. LEMAK

GRQ CONSULTATS INC. 401K

By: ______________________________
Name:
Title:

BIRCHTREE CAPITAL LLC

By: ______________________________
Name:
Title

MOMONA CAPITAL

By: ______________________________
Name:
Title

BRIO CAPITAL MASTER FUND LTD.

By: ______________________________

BST COLD LLC

By: ______________________________
Name:
Title

POINT CAPITAL INC.

By: ______________________________
Name:
Title

7

PURCHASERS' SIGNATURE PAGE TO SECOND CONSENT WAIVER & MODIFICATION AGREEMENT

"PURCHASER"

JILL STRAUSS

____

CRAIG GOODSTADT

____

DENVILLE AND DOVER FUND LLC

By: ______________________________
Name:
Title: Harvey Kesner, Manager

MELECHDAVID INC. RETIREMENT PLAN

By: ______________________________
Name:
Title

JSL KIDS PARTNERS

By: ______________________________
Name:
Title:

BARRY HONIG

____

PURCHASERS' SIGNATURE PAGE TO SECOND CONSENT WAIVER & MODIFICATION AGREEMENT

"PURCHASER"

JILL STRAUSS

____

CRAIG GOODSTADT

____

DENVILLE AND DOVER FUND LLC

By: ______________________________
Name:
Title:

MELECHDAVID INC. RETIREMENT PLAN

By: [signature]
Name: Mark Groussman
Title

JSL KIDS PARTNERS

By: ______________________________
Name:
Title:

BARRY HONIG

____

8

PURCHASERS' SIGNATURE PAGE TO SECOND CONSENT WAIVER & MODIFICATION AGREEMENT

"PURCHASER"

JILL STRAUSS

____

CRAIG GOODSTADT

____

DENVILLE AND DOVER FUND LLC

By: ______________________________
Name:
Title:

MELECHDAVID INC. RETIREMENT PLAN

By: ______________________________
Name:
Title

JSL KIDS PARTNERS

By: ______________________________
Name: John S Lemak
Title: General Partner

BARRY HONIG

____

PURCHASERS' SIGNATURE PAGE TO SECOND CONSENT WAIVER & MODIFICATION AGREEMENT

"PURCHASER"

JILL STRAUSS

____

CRAIG GOODSTADT

____

DENVILLE AND DOVER FUND LLC

By: ______________________________
Name:
Title:

MELECHDAVID INC. RETIREMENT PLAN

By: ______________________________
Name:
Title

JSL KIDS PARTNERS

By: ______________________________
Name:
Title:

BARRY HONIG

[signature]
____

8

SCHEDULE A SECOND CONSENT WAIVER AND MODIFICATION AGREEMENT

FEBRUARY 2014 PURCHASERS

PURCHASERS	SUBSCRIPTION AMOUNT
HS CONTRARIAN INVESTMENTS LLC 347 N. New River Drive East, #804 Fort Lauderdale, FL 33301	$150,000.00
GRQ CONSULTANTS INC. 401K 555 S. Federal Highway, #450 Boca Raton, FL 33432 Fax: 561-235-5379	$150,000.00
MICHAEL BRAUSER 4400 Biscayne Blvd., #850 Miami, FL 33137 Fax: 305-576-9298	$150,000.00
BIRCHTREE CAPITAL LLC 4400 Biscayne Blvd., #850 Miami, FL 33137 Fax: 305-576-9298	$100,000.00
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax: 212-586-8244	$500,000.00
MOMONA CAPITAL 510 Madison Avenue New York, NY 10022 Fax: 212-586-8244	$50,000.00
THE JOHN ST. THOMAS AND BARBARA ST. THOMAS REV. 2005 TRUST DTD 9/9/2005 JOHN ST. THOMAS & BARBARA ST. THOMAS TTEES 10315 Cresta Drive Los Angeles, CA 90064 Tel.: 310-858-4825	$20,000.00
BRIO CAPITAL MASTER FUND LTD. 100 Merrick Road, Suite 401W Rockville Center, NY 11570 Tel.: 516-536-0500	$200,000.00
STRATCON PARTNERS 155 West 68th Street, #27E New York, NY 10023 Tel.: 658-7878	$25,000.00
BST COLD LLC 1601 Sunset Plaza Drive Los Angeles, CA 90069 Fax: 310-855-9475	$50,000.00
SANDOR CAPITAL MASTER FUND 2828 Routh Street, Suite 500 Dallas, TX 75201 Tel.: 214-849-9876	$99,999.99

POINT CAPITAL INC. 285 Grand Avenue Building 5, 2nd Floor Englewood, NJ 07631 Tel.: 201-408-5126	$100,000.00
JILL STRAUSS 224 Quadro Vecchio Drive Pacific Palisades, CA 90272 Fax: 310-855-9475	$25,000.00
CRAIG GOODSTADT 112 Chopin Drive Wayne, NJ 07470 Tel.: 201-390-0994	$15,000.00
DENVILLE AND DOVER FUND LLC 4 South Orange Avenue, Unit 170 South Orange, NJ 07079	$115,000.00
MELECHDAVID, INC. RETIREMENT PLAN 100 S. Pointe Drive, #1405 Miami Beach, FL 33130 Fax: 860-476-1582	$50,000.00
TOTAL	$1,799,999.99

*  All share numbers disclosed herein are reflected as “pre-split” numbers.

SCHEDULE B SECOND CONSENT WAIVER AND MODIFICATION AGREEMENT

DECEMBER 2014 PURCHASERS

PURCHASERS	SUBSCRIPTION AMOUNT
ALPHA CAPITAL ANSTALT Lettstrasse 32 P.O. Box 1212 9490 Vaduz, Lichtenstein Fax: 212-586-8244 Taxpayer ID# None	$75,000.00
BRIO CAPITAL MASTER FUND LTD. 100 Merrick Road, Suite 401W Rockville Center, NY 11570 Tel.: 516-536-0500 Taxpayer ID# 98-1072321	$50,000.00
SANDOR CAPITAL MASTER FUND 2828 Routh Street, Suite 500 Dallas, TX 75201 Tel.: 214-849-9876 Taxpayer ID#: 27-0013809	$165,000.00
JSL KIDS PARTNERS 2828 Routh Street, Suite 500 Dallas, TX 75201 Tel.: 214-849-9876 Taxpayer ID#: 38-3784405	$35,000.00
BARRY HONIG 555 S. Federal Highway, Suite 450 Boca Raton, FL 33432 Taxpayer ID#: 118-66-6789	$100,000.00
TOTAL	$425,000.00

*  All share numbers disclosed herein are reflected as “pre-split” numbers.